UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 3, 2007

Velcera, Inc.
(Exact Name of registrant as specified in its charter)

Delaware	000-51622	20-3327015
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

201 Corporate Drive
Langhorne, Pennsylvania 19047-8007
(Address of Principal Executive Offices) (Zip Code)

(215) 579-7200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Entry into Employment Agreement with Chief Financial Officer

Effective as of May 14, 2007, Velcera, Inc. appointed Matthew Hill as its Chief Financial Officer. Prior to joining Velcera, Mr. Hill was Chief Financial Officer and Secretary of EP MedSystems, Inc., a publicly-held medical device company from March 2003 through May 2007. From 1994 through 2002, Mr. Hill held various positions, up to the level of senior manager, with Grant Thornton LLP, the U.S. member firm of the international accounting and auditing organization of Grant Thornton International. Mr. Hill is a CPA and holds a Bachelors of Science degree from Lehigh University.

Velcera and Mr. Hill entered into an employment letter agreement dated April 3, 2007 whereby Mr. Hill will serve as Velcera’s Chief Financial Officer on an at-will basis. The agreement provides for an initial annual base salary of $186,000 and the opportunity for Mr. Hill to earn an annual discretionary bonus in an amount up to 30% of Mr. Hill’s then current annual base salary. The employment agreement also provides that Mr. Hill will receive an option to purchase 100,000 shares of our common stock at an exercise price of $1.87 per share. The option vests in three equal annual installments, commencing on May 14, 2008. Subject to certain exceptions, in the event Mr. Hill’s employment is terminated by Velcera within one year following a “change of control” (as defined in the employment letter agreement), Mr. Hill is entitled to receive on the date of termination an amount equal to his then current annual base salary, an amount equal to the mid-point of Mr. Hill’s then annual discretionary bonus range, and all unvested portions of his stock option grant will vest. Additionally, if Velcera terminates Mr. Hill without “cause” (as defined in the employment letter agreement), Mr. Hill is entitled to a severance payment equal to three months of his then monthly base salary. A copy of the employment agreement is attached hereto and incorporated by reference herein as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits. The following exhibit is furnished herewith.

Exhibit No.	Description
10.1	Employment Letter Agreement between Velcera, Inc. and Matthew Hill dated April 3, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VELCERA, INC.

Date: May 14, 2007	By:	/s/ Dennis F. Steadman
Dennis F. Steadman
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description
10.1	Employment Letter Agreement between Velcera, Inc. and Matthew Hill dated April 3, 2007